October 23, 1996


Via Facsimile (847) 317-4662            Via Facsimile (312) 992-1061
The Balcor Company                      Katten Muchin & Zavis
Bannockburn Lake Office Plaza           525 West Monroe Street
2355 Waukegan Road                      Suite 1600
Suite A-200                             Chicago, Illinois  60661-3693
Bannockburn, Illinois  60015            Attention:  Daniel J. Perlman
Attention:  Alan Lieberman and
            Ilona Adama

     Re: Agreement of Sale dated August 29, 1996, by and between Alliance Holdings, L.L.C. and West Villagewood Limited Partnership for Westwood Village Apartments, Irvine, Texas ("Agreement")

     Notice is hereby tendered that Purchaser has elected to extend the Closing Date under the above-referenced Agreement to December 30, 1996, in accordance with the terms of Section 8 of the Agreement (as modified by that certain Second Modification Agreement dated October 2, 1996).

     The Seventy Five Thousand Dollar ($75,000.00) payment required by the Modification Agreement will be wired to the Escrow Agent on or before October 25, 1996.

                              Alliance Holdings, L.L.C.

                              By: /s/  David O'Keefe
                                   -----------------------------------
                              Its:     Attorney in Fact
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